                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                           ___________________________

                               AMENDMENT NO. 1 ON
                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            December 27, 1995
                                                       ------------------------

                                 Alpharel, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          California                      0-15935                95-3634089
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission file number)      (IRS employer
        incorporation)                                       identification no.)

    9339 Carroll Park Drive, San Diego, California                  92121
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code          (619) 625-3000
                                                   ----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     EXPLANATORY NOTE

          On December 27, 1995, Alpharel, Inc., a California corporation (the "Company"), acquired all of the outstanding stock of Trimco Group plc, a United Kingdom company ("Trimco"). The Company's Current Report on Form 8-K dated December 27, 1995 (the "Form 8-K") was filed with the Securities and Exchange Commission on January 10, 1996 to report the completion of such transaction. This Amendment No. 1 on Form 8-K/A is being filed in order to provide the pro forma financial information required under Item No. 7 that was unavailable at the time of the filing of the Form 8-K. Except as specifically amended by this Form 8-K/A, the Form 8-K shall remain unchanged.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired:

          AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF TRIMCO GROUP, PLC:

          Consolidated Profit and Loss Account for the years ended June 30, 1994 and 1993 (1)
          Consolidated Balance Sheets at June 30, 1994 and 1993 (1)
          Consolidated Statement of Total Recognized Gains and Losses for the
               years ended June 30, 1994 and 1993 (1)
          Consolidated Cash Flow Statement for the years ended June 30, 1994 and
               1993 (1)
          Notes to the Accounts for the year ended June 30, 1994 (1)
          Auditors Report to the Members of Trimco Group, plc (1)
          Consolidated Profit and Loss Account for the years ended June 30, 1995 and 1994 (1)
          Consolidated Balance Sheets at June 30, 1995 and 1994 (1)
          Consolidated Statement of Total Recognized Gains and Losses for the
               years ended June 30, 1995 and 1994 (1)
          Consolidated Cash Flow Statement for the years ended June 30, 1995 and
               1994 (1)
          Notes to the Accounts for the year ended June 30, 1995 (1)
          Auditors Report to the Members of Trimco Group, plc (1)
          Report of the Auditors to the Directors of Trimco Group, plc (2)

          UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF TRIMCO GROUP, PLC (3):

          Consolidated Profit and Loss Account for the three months ended
               September 30, 1995
          Consolidated Balance Sheet at September 30, 1995
          Consolidated Cash Flow Statement for the three months ended
               September 30, 1995
          Notes to the Accounts for the three months ended September 30, 1995

          (b)  Unaudited Pro Forma Financial Information (4):

          Pro Forma Consolidated Balance Sheet as of September 30, 1995
          Pro Forma Consolidated Statement of Operations for the year ended
               December 31, 1994
          Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1995
          Notes to Pro Forma Consolidated Financial Statements

          (c)  EXHIBITS:

               2.1 Purchase and Sale Agreement dated December 27, 1995 by and between the Company, Mr. Tanna and the shareholders of Trimco Group, plc (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

               2.2 Convertible Loan Note dated December 27, 1995 issued by the Company (filed as Exhibit 2.2 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

               4.1 Certificate of Determination of the Series B Convertible Preferred Stock (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

               4.2 Convertible Preferred Stock Purchase Agreement dated December 20, 1995 by and between the Company and Newsun Limited (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

               4.3 Convertible Preferred Stock Purchase Agreement dated December 20, 1995 by and between the Company and THC, Inc. (filed as Exhibit 4.3 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

               4.4 Form of Certificate representing the Series B Convertible Preferred Stock (filed as Exhibit 4.4 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

               4.5 Letter Agreement dated January 2, 1996 by and among the Company, Newsun Limited and THC, Inc. (filed as Exhibit 4.5 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

               23.1 Consent of Independent Accountants.
               ____________________
               (1) Filed as Exhibit 99.1 to the Company's Current Report on Form 8-K dated November 20, 1995 and incorporated herein by this reference.
               (2) Attached as page F-1 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference.
               (3) Attached as pages F-2 through F-5 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference.
               (4)  Attached hereto as pages F-1 through F-5.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 1996

                                         ALPHAREL, INC.



                                         By: /S/ JOHN W. LOW
                                             ----------------------------
                                             John W. Low, Chief Financial
                                               Officer

                         ALPHAREL AND TRIMCO GROUP PLC
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma consolidated balance sheet at September 30, 1995 and pro forma consolidated statements of operation for the year ended December 31, 1994 and the nine months ended as of September 30, 1995.

                         ALPHAREL, INC. AND TRIMCO GROUP PLC
                    UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF SEPTEMBER 30, 1995
                                   (in thousands)

                                                            Pro Forma      Consolidated
                                  Alpharel     Trimco      Adjustments         Total
                                  --------     ------      -----------     ------------
                                        ASSETS

Cash and short-term investments   $  2,696     $  168                         $  2,864
Receivables                          3,559      2,244                            5,803
Inventory                              405        117                              522
Other current assets                   564         55                              619
                                  --------     ------                         --------
Total current assets                 7,224      2,584                            9,808

Property and equipment, net            935        980                            1,915
Computer software, net               1,923                    $  1,288 (a)       2,648
                                                                  (563)(b)
Goodwill, net                            -          -            4,175 (a)       3,132
                                                                (1,043)(c)
Other assets                         1,026          -                            1,026
                                  --------     ------         --------        --------
Total assets                      $ 11,108     $3,564         $  3,857        $ 18,529
                                  --------     ------         --------        --------
                                  --------     ------         --------         -------

                          LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable                  $  1,032     $1,160                         $  2,192
Accrued liabilities                    858        927           $2,873 (a)(d)    4,658
Payable to Trimco shareholders           -          -            6,601 (a)       6,601
Payable to former Optigraphics
   shareholders                      1,634          -                            1,634
Deferred revenue                       255        419                              674
Current portion of note payable        200          -                              200
                                  --------     ------                         --------
Total current liabilities            3,979      2,506                           15,959

Long-term notes payable                500          -            1,000 (a)       1,500
                                  --------     ------                         --------
Total liabilities                    4,479      2,506                           17,459
Commitments and contingencies
Shareholders' equity
      Capital stock                 43,193        586            5,979 (a)      49,758
      Retained earnings (deficit)  (36,564)       472          (12,596)(a)-(d) (48,688)
                                  --------     ------                         --------
Total shareholders' equity           6,629      1,058                            1,070
                                  --------     ------         --------        --------
Total shareholders' equity and
   liabilities                    $ 11,108     $3,564         $  3,857        $ 18,529
                                  --------     ------         --------        --------
                                  --------     ------         --------        --------

 See accompanying notes to unaudited pro forma consolidated financial statements

                      ALPHAREL, INC. AND TRIMCO GROUP PLC
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                (in thousands)

                                                            Pro Forma      Consolidated
                                  Alpharel     Trimco      Adjustments         Total
                                  --------     ------      -----------     ------------
Revenue                            $9,629      $7,017                         $16,646

Cost of revenue                     4,390       1,967        $ 241 (b)          6,598
Operating expenses                  4,377       4,771          447 (c)          9,595
                                    -----       -----                         -------
Income from operations                862         279                             453

Interest income                       101           8                             109
Interest expense                      (82)        (23)         (52)(d)           (157)
                                    -----       -----                         -------
Net income from operations
   before taxes                       881         264                             405

Tax expense                             -          92                              92
                                    -----       -----                         -------
Net income                          $ 881       $ 172                         $   313
                                    -----       -----                         -------
                                    -----       -----                         -------
Net income per share                                                          $   .02
                                                                              -------
                                                                              -------
Weighted average shares                                                        16,079
                                                                              -------
                                                                              -------

 See accompanying notes to unaudited pro forma consolidated financial statements

                      ALPHAREL, INC. AND TRIMCO GROUP PLC
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
                                  (in thousands)

                                                            Pro Forma      Consolidated
                                  Alpharel     Trimco      Adjustments         Total
                                  --------     ------      -----------     ------------
Revenue                            $9,547      $6,758                        $ 16,305

Cost of revenue                     4,822       2,398          322 (b)          7,542
Operating expenses                  4,542       4,343          596 (c)          9,481
Charge for purchased R&D                -           -       10,595 (a)         10,595
                                    -----       -----                        --------
Income (loss) from operations         183          17                         (11,313)

Interest income                       207           5                             212
Interest expense                     (115)        (26)         (70)(d)           (211)
                                    -----       -----                        --------
Net income (loss) from operations
   before taxes                       275          (4)                        (11,312)

Tax expense                             -           -                               -
                                    -----       -----                        --------
Net income (loss)                   $ 275       $  (4)                       $(11,312)
                                    -----       -----                        --------
                                    -----       -----                        --------
Net income (loss) per share                                                  $   (.72)
                                                                             --------
                                                                             --------
Weighted average shares                                                        15,698
                                                                             --------
                                                                             --------

 See accompanying notes to unaudited pro forma consolidated financial statements

                      ALPHAREL, INC. AND TRIMCO GROUP PLC
                         NOTES TO UNAUDITED PRO FORMA
                      CONSOLIDATED FINANCIAL STATEMENTS

(a) Adjustment reflects the purchase of Trimco Group plc pursuant to a Sale and Purchase Agreement dated as of December 27, 1995 by and among the Company, Mr. Jay Tanna and the shareholders and optionholders of Trimco (the "Agreement"). Pursuant to the Agreement, the Company acquired the Trimco shares for an aggregate purchase price of $14,165,000 before acquisition costs which was comprised of $5,550,000 cash, 1,614,189 shares of Alpharel common stock, a convertible promissory note having a total principal amount of $1,000,000 due September 27, 1996 and a bonus paid to employees in connection with the acquisition, comprising cash of $1,047,000 and 100,599 shares of Alpharel common stock. Acquisition costs to be incurred by Alpharel are estimated to be $630,000. The adjustment, assumed effective Janaury 1, 1994 for purposes of the pro forma consolidated financial statements, reflects expensing $10,595,000 of the purchase price as purchased research and development in accordance with "Accounting and Research and Development Costs," Statement of Financial Accounting Standards No. 2.

      The Company capitalized $1,288,000 related to existing Trimco software technology acquired. For purposes of the pro forma financial statements, the technology was assumed to have a useful estimated life of four years.

      The excess of the purchase price over the fair value of the net assets acquired after the research and development expense totals $4,175,000 and is recorded as goodwill.

(b) Reflects amortization of Trimco's existing software technology acquired over its useful life of four years.

(c)   Reflects amortization of goodwill over its useful life of seven years.

(d) Reflects interest expense associated with notes issued at 7% annual interest rate in connection with the acquisition. (See (a) above.)

(e) The pro forma adjustments do not include any charges associated with the write down of Alpharel's assets to net realizable value.

EXHIBIT INDEX

 EXHIBIT NO.        DESCRIPTION
     2.1 Purchase and Sale Agreement dated December 27, 1995 by and between the Company and, Mr. Tanna and the shareholders of Trimco Group, plc (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

     2.2 Convertible Loan Note dated December 27, 1995 issued by the Company (filed as Exhibit 2.2 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

     4.1 Certificate of Determination of the Series B Convertible Preferred Stock (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

     4.2 Convertible Preferred Stock Purchase Agreement dated December 20, 1995 by and between the Company and Newsun Limited (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

     4.3 Convertible Preferred Stock Purchase Agreement dated December 20, 1995 by and between the Company and THC, Inc. (filed as Exhibit 4.3 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

     4.4 Form of Certificate representing the Series B Convertible Preferred Stock (filed as Exhibit 4.4 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

     4.5 Letter Agreement dated January 2, 1996 by and among the Company, Newsun Limited and THC, Inc. (filed as Exhibit 4.5 to the Company's Current Report on Form 8-K dated December 27, 1995 and incorporated herein by this reference).

     23.1      Consent of Independent Accountants.